United States

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported) January 5, 2007
S&T Bancorp, Inc. ____________________________________________________________ (Exact Name of Registrant as Specified in its Charter)
Pennsylvania _________________ (State or Other Jurisdiction of Incorporation)	0-12508 _________________ (Commission File Number)	25-1434426 _________________ (IRS Employer Identification No.)
800 Philadelphia Street, Indiana, PA __________________________________________ (Address of Principal Executive Offices)		15701 ___________________ Zip Code
Registrant's telephone number, including area code		(800) 325-2265
Former name or address, if changed since last report		Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 - Changes in Registrant's Certifying Accountant

On January 5, 2007, the Audit Committee of the Board of Directors of S&T Bancorp, Inc. (the "Company") notified KPMG LLP ("KPMG") they have been selected to serve as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2007, and notified Ernst & Young LLP ("Ernst & Young") they have been dismissed as the Company's independent registered public accounting firm, effective upon completion of the annual audit for the Company's fiscal year ended December 31, 2006 and the filing of the Form 10-K on or about March 1, 2007. The decision to change accountants was approved by the Audit Committee on January 5, 2007.

Ernst & Young performed audits of the Company's consolidated financial statements for the years ended December 31, 2005 and 2004. Ernst & Young's reports did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the years ended December 31, 2005 and 2004, and through January 5, 2007, there were no (a) disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Ernst & Young's satisfaction, would have caused Ernst & Young to make reference to the subject matter thereof in connection with its reports for such years, or (b) reportable events, as described under Item 304(a)(1)(v) of Regulation S-K. The Company will update the foregoing disclosures on a Form 8-K when Ernst & Young ceases to be the Company's independent registered public accounting firm.

The Company provided Ernst & Young with a copy of the foregoing disclosures and requested from Ernst & Young a letter indicating it agrees with the statements made by the Company set forth above, and if not, stating the respects in which Ernst & Young did not agree. A copy of Ernst & Young's letter dated January 8, 2007 is attached herewith as Exhibit 16.1.

During the years ended December 31, 2005 and 2004 and through January 5, 2007, neither the Company nor anyone acting on its behalf consulted with KPMG regarding any of the matters or events set forth in Item 304(a)(2)(ii) of Regulation S-K.

Item 9.01 - Financial Statements and Exhibits (d) Exhibits. The exhibit listed on the Exhibit Index accompanying this Form 8-K is filed herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned thereunto duly authorized.
January 8, 2007	S&T Bancorp, Inc. /s/ Robert E. Rout Robert E. Rout Senior Executive Vice President, Chief Financial Officer and Secretary

Exhibit Index
Number	Description	Method of Filing
16.1	Letter dated January 8, 2007 to the Securities and Exchange Commission from Ernst & Young LLP	Filed herewith